EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Oculus VisionTech Inc. (the “Company”), for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anton J. Drescher of Oculus VisionTech Inc., Chief Financial Officer for the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 19th, 2024	By:	/s/ Anton J. Drescher
Chief Financial Officer
(Principal Financial and Accounting Officer)